Restructuring Charges	12 Months Ended
Dec. 31, 2012
Restructuring Charges [Abstract]
Restructuring Charges
11. RESTRUCTURING CHARGES

The Company recorded a restructuring charge of $4.8 million ($3.7 million net of tax) in the fourth quarter of 2011 related to a plan to improve the profitability and efficiency of selected operations. The restructuring charge mainly included severance and other employee separation costs. In 2012, approximately $1.8 million of payments have been applied to the restructuring reserve. As of December 31, 2012, the balance of the restructuring reserve was $0.1 million. Costs incurred in 2012 were not material.